UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report May 17, 2010

COMMUNITYCORP

(Exact name of registrant as specified in its charter)

South Carolina	33-76644	57-1019001
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 N. Jefferies Boulevard

Walterboro, SC 29488

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code (843) 549-2265

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Communitycorp is referred to herein as “us”, “we” or “our”.

Item 4.01. Changes in Registrant’s Certifying Accountant

    Dismissal of Independent Registered Public Accountant

(i)	On May 17, 2010, we dismissed Elliott Davis, LLC as our independent registered public accounting firm. The Board of Directors of the Company approved such dismissal on May 17, 2010.

(ii)	Elliott Davis, LLC audit reports on our financial statements for the two most recent fiscal years ended December 31, 2009 and 2008, did not contain an adverse opinion or disclaimer of opinion; nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)	On May 17, 2010, our Board of Directors unanimously approved the change of independent registered public accountant to Clifton D Bodiford, C.P.A..

(iv)	During our two most recent fiscal years and through the date of this Current Report on Form 8-K, we did not have any disagreements with Elliott Davis, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Elliott Davis, LLC, would have caused Elliott Davis, LLC to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

(v)	During our two most recent fiscal years ended December 31, 2009 and 2008, and through the date of this Current Report on Form 8-K, there have been no reportable events as defined under Item 302(a)(1)(v) of Regulation S-K.

(vi)	We provided Elliott Davis, LLC with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Elliott Davis, LLC furnish a letter addressed to the SEC stating whether it agrees with the statements made herein. Attached as Exhibit 16.1 hereto is a copy of Elliott Davis, LLC letter to the SEC dated May 21, 2010, which confirms that Elliott Davis, LLC agrees with the statements in this Current Report on Form 8-K.

    New Independent Registered Public Accountant

(i)	On May 17, 2010, we engaged Clifton D Bodiford, C.P.A. as our independent registered public accountant to audit our financial statements. The decision to engage Clifton D Bodiford, C.P.A. was recommended by our audit committee and was unanimously approved by our Board of Directors present at a regularly scheduled Board meeting.

(ii)	During our two most recent fiscal years ended December 31, 2009 and 2008, and through the date of the engagement of Clifton D Bodiford, C.P.A., we did not consult with Clifton D Bodiford, C.P.A. regarding either (1) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

(iii)	Prior to the engagement of Clifton D Bodiford, C.P.A., Clifton D Bodiford, C.P.A. did not provide us with any written or oral advice that Clifton D Bodiford, C.P.A. concluded was an important factor considered by us in reaching any decision as to any accounting, auditing or financial reporting issue.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter from Elliott Davis, LLC to the Securities and Exchange Commission dated May 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITYCORP

Date: May 21, 2010	By:	/s/ W. ROGER CROOK
	Name:	W. Roger Crook
	Title:	President and Chief Executive Officer

Date: May 21, 2010	By:	/s/ GWEN P. BUNTON
	Name:	Gwen P. Bunton
	Title:	Chief Financial Officer

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